UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

Apollo Debt Solutions BDC

(Exact name of Registrant as specified in its charter)

Delaware	814-01424	86-1950548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 515-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosures

Dear Shareholder,

Thank you for your investment in Apollo Debt Solutions BDC (“ADS” or the “Fund”) and for your continued partnership with Apollo. We are writing to provide an update on the Fund’s third-quarter 2026 share repurchase program.

ADS is designed to provide individual investors with durable current income and attractive risk-adjusted returns from one of the most compelling segments of the private credit market – senior secured lending. ADS continues to deliver on that objective, with an inception-to-date net total return of 8.2% for Class I shares as of August 31, 20261, outperforming the leveraged loan and high yield markets by +177 and +377 basis points respectively over the same period2.

At Apollo, we have consistently maintained that a manager’s underwriting and portfolio construction decisions will ultimately drive long-term, all-in returns. After years of limited differentiation across business development companies (“BDCs”), the choices managers made in more benign market conditions are beginning to show through in performance, with dispersion in returns increasing over the past two quarters. For ADS, the discipline we have maintained since the start is now reflected in top-quartile year-to-date performance among non-traded BDC peers3 and outperformance relative to public fixed income markets4, with a year-to-date net total return of +3.7%5. We believe that this period will drive further dispersion, creating an opportunity for Apollo to demonstrate the strength of its investment approach.

During the third quarter of 2026, ADS received $0.2 billion in gross subscriptions6, bringing year-to-date gross inflows to $1.3 billion or 9% of NAV7. For the third quarter, ADS also received shareholder requests to repurchase approximately 14.7% of shares outstanding8. As we have discussed previously, and consistent with the Fund’s designated liquidity objectives, ADS will honor repurchase requests for 5% of shares outstanding, which we estimate represents approximately $0.7 billion of gross outflows for the third quarter9. Taken together, we expect quarterly net outflows of approximately $0.5 billion, or 3% of NAV.

Repurchase requests declined sequentially across both U.S. onshore and offshore investors and we estimate that the vast majority of third-quarter requests reflect investors re-tendering unfulfilled requests from prior quarters. Following third-quarter repurchase payments, investors who have sought liquidity during 2026 will have received an estimated 75% of their requested capital10. ADS has substantial sources of liquidity and will continue to work through outstanding repurchase requests in a manner consistent with the terms of the Fund’s repurchase program.

ADS is well capitalized with $4.8 billion of immediately available liquidity comprised of cash and undrawn borrowing capacity11. Portfolio repayments are also healthy, totaling $0.9 billion during the second quarter. Combined with third-quarter gross subscriptions, this represents approximately 160% of shares repurchased this quarter. We remain focused on maintaining a fortress balance sheet with long duration, durable and diversified sources of funding. ADS is also operating at approximately 0.8x net leverage12, providing us with significant dry powder for when the opportunity set is most attractive.

ADS portfolio quality remains robust, underpinned by our longstanding focus on maintaining a highly diversified, conservatively constructed portfolio of senior secured loans to large-cap companies. The ADS portfolio is approximately 100% first lien – the highest of its peers13 – with exposure across 386 unique borrowers14. Underlying borrower fundamentals also remain healthy, with annual EBITDA growth of 13%15, weighted average loan-to-values of 41%16 and weighted average interest coverage that has improved by 12% since year-end 2024 to 2.5x17. Non-accruals are limited at 0.8% and 0.4% of cost and fair value respectively as of June 30, 2026.

Looking ahead, we believe an expanding deal pipeline and greater dispersion are creating compelling opportunities for lenders with scale and deep underwriting expertise. ADS enters this period with a high-quality portfolio, substantial liquidity and the flexibility to deploy capital selectively and add leverage modestly when warranted. We remain focused on translating these advantages into attractive risk-adjusted returns and long-term outperformance relative to public credit markets.

Thank you for your continued trust and partnership.

Sincerely,

Apollo Debt Solutions BDC

IMPORTANT DISCLOSURES

Data as of August 31, 2026 unless otherwise indicated. All per share and return figures are presented for Class I Common Shares, unless otherwise indicated. Performance varies by share class. Reflects Apollo’s views and beliefs as of the date of this material and is subject to change without notice. Past performance is not indicative of future results. There can be no assurance that investment strategies or objectives described herein will be achieved and there can be no assurances that any of the trends described herein will continue or will not reverse. The value of any investment could decline and/or become worthless. Diversification does not ensure profit or protect against loss.

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors”, in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Important Note on Index Performance: Index performance is shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number of investments, recycling or reinvestment of distributions, and types of assets). It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of the Fund. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of future events or results.

END NOTES

[1]

Performance is not indicative nor a guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. There can be no guarantee or assurance that the Fund will achieve its investment objective or avoid substantial losses. Total returns for periods greater than one year are annualized. Based on Class I shareholder returns as of August 31, 2026. Total net return is calculated as the change in monthly net asset value (“NAV”) per share during the period plus distributions per share divided by NAV per share at the beginning of the period, plus distributions per share (assumes reinvested distributions) divided by the NAV per share at the beginning of the period. Total returns provided herein are net of all Fund expenses, general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Performance shown does not include anticipated taxes or withholdings. The returns have been prepared using unaudited data and valuations of the underlying investments in the Fund’s portfolio, which are estimates of fair value and form the basis for the Fund’s net asset value (“NAV”). Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. ADS returns through August 31, 2026 were as follows. Class I (inception January 7, 2022): 6.24% (1-year), 8.87% (3-year). Class S (excluding/including maximum upfront placement fees; inception February 1, 2022): 3.12%/-0.47% (YTD), 5.34%/1.68% (1-year), 7.96%/6.69% (3-year) 7.25%/6.41% (annualized inception-to-date). Class D (excluding/including maximum upfront placement fees; inception July 1, 2022): 3.53%/1.99% (YTD), 5.97%/4.40% (1-year), 8.60%/8.06% (3-year), 10.35%/9.96% (annualized inception-to-date). No upfront sales load will be paid to the Fund with respect to Class S Common Shares, Class D Common Shares or Class I Common Shares, however, if a shareholder buys Class S Common Shares or Class D Common Shares through certain financial intermediaries, they may directly charge transaction or other fees to shareholders, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D Common Shares and 3.5% cap on NAV for Class S Common Shares. Class I Common Shares do not have upfront placement fees. There can be no assurance any alternative asset classes will achieve their objectives or avoid significant losses.
[2]

Source: Pitchbook LCD and ICE BofA US High Yield Index. Index performance is shown for illustrative purposes only and has limitations when used for comparison. Leveraged loan market is represented by the Morningstar LSTA US Leveraged Loan Index, a market value weighted index designed to measure the performance of the US leveraged loan market. Leveraged loan returns are based on the total return for the Morningstar LSTA US Leveraged Loan Index as of August 31, 2026 versus January 7, 2022. High yield market is represented by the ICE BofA US High Yield Index, a market capitalization-weighted index designed to measure performance of the US high yield market. High yield returns are based on the total return for the ICE BofA US High Yield Index as of August 31, 2026 versus January 7, 2022.

[3]

Based on comparable year-to-date net total return for Class I shares as of July 31, 2026. Non-traded BDC peer group includes BDCs which are externally-managed and broadly distributed, had effective registration statements and net asset values in excess of $2 billion as of June 30, 2026, have broad exposure across industries in their investments and are not sector-focused: Apollo Debt Solutions BDC (ADS), Blackstone Private Credit Fund (BCRED), Ares Strategic Income Fund (ASIF), Blue Owl Credit Income Corp. (OCIC), Golub Capital Private Credit Fund (GCRED), HPS Corporate Lending Fund (HLEND) and Oaktree Strategic Credit Fund (OSCF).

[4]	Based on net total return of the Morningstar LSTA US Leveraged Loan Index and ICE BofA US High Yield Index through August 31, 2026.
[5]	Based on ADS year-to-date Class I shareholder returns as of August 31, 2026.
[6]

Includes subscriptions for July 1, 2026, August 1, 2026 and September 1, 2026 subscription dates, as well as shares acquired via the distribution reinvestment program (“DRIP”) associated with distributions declared during the quarter. Third quarter 2026 inflows are not yet final and are subject to finalization with ADS’s transfer agent.

[7]	Based on gross subscriptions from January 1, 2026 through September 1, 2026. Includes estimated DRIP proceeds.
[8]

The tender offer results included herein are based on preliminary information, are subject to adjustment and should not be regarded as final. The Fund expects to announce the final results of its tender offer at a later date.

[9]	Based on August 31, 2026 NAV per share.
[10]	Assumes shareholders seeking liquidity in 1Q26 re-tendered for the unfulfilled portion of their repurchase request in both 2Q26 and 3Q26.
[11]	As of August 31, 2026. Available liquidity is composed of cash and cash equivalents plus the amount of undrawn capacity across the secured credit facilities.
[12]

As of August 31, 2026. The Fund’s net leverage ratio is defined as debt outstanding plus payable for investments purchased, less receivable for investments sold, less cash and cash equivalents, less foreign currencies, divided by net assets.

[13]	As of August 31, 2026. Non-traded BDC peer group described in endnote #3.
[14]	As of August 31, 2026.
[15]

Statistics presented are based on the most recently available financial information as of publication date. Reflects the views and opinions of Apollo Analysts. Subject to change at any time without notice. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of future events or results. Actual results may vary. Methodology for EBITDA growth is based on a fixed set of directly originated issuers that were in the ADS portfolio for at least 5 quarters as of March 31, 2026, to measure sequential changes on a consistent, like-for-like basis. Calculations based on the weighted average of individual portfolio company year-over-year change weighted by portfolio company investment values at cost.

[16]

As of August 31, 2026. Based on latest information tracked on our portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBITDA). Net loan-to-value is net debt through the respective loan tranche in which the Fund has invested divided by the estimated enterprise value of the portfolio company.

[17]	Interest coverage is based on the weighted average of the total ADS portfolio as of December 31, 2024 and August 31, 2026, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO DEBT SOLUTIONS BDC

Date: September 22, 2026	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer and Secretary